SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  February 18, 2004




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-11001              06-0619596
  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut  06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                           ---------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   Other Events
          ------------
          On February 18, 2004, Citizens Communications Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.5.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)


                         By: /s/ Robert J. Larson
                             --------------------------------
                             Robert J. Larson
                             Chief Accounting Officer

Date: February 23, 2004

                                                        Exhibit 99.5



                                                Citizens Communications
                                                3 High Ridge Park
                                                Stamford, CT 06905
                                                203.614.5600
                                                Web site: www.czn.net


Contacts:
Scott N.Schneider                           Jerry Elliott
President and Chief Operating Officer       Chief Financial Officer
203.614.5219                                203.614.6722

                    Citizens Communications Engages Advisors

Stamford, Conn., February 18, 2004 - Citizens Communications (NYSE:CZN) today announced that it has engaged J.P. Morgan Securities and Morgan Stanley as financial advisors and Simpson Thacher & Bartlett LLP as legal counsel to assist it in its previously announced intention to explore alternatives. The advisors will assist the company in evaluating a range of possible financial and strategic alternatives designed to enhance shareholder value, although there can be no assurance that the company will undertake any particular action as a result of this review.

More information on Citizens can be found at www.czn.net.

                                       ###